Exhibit 99.2

ALLMERICA FINANCIAL CORPORATION

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
Property and Casualty
Condensed Income Statements	5
Property and Casualty Consolidated Balance Sheets	6
GAAP Underwriting Results	7-8
Life Companies
Condensed Income Statements	9
Life Companies Consolidated Balance Sheets	10
Segment Income by Product Line	11
Segment Income Excluding Certain Non-Cash Items	12
Selected Financial Information-Variable Annuities	13
Future Policy Benefits and Account Balances	14
Investments
Net Investment Income	15
Net Realized Investment Gains (Losses)	16
Unrealized Losses	17
Credit Quality of Fixed Maturities	18
Property and Casualty Statutory Ratios	19
Historical Financial Highlights	20-21
Other Information	Inside back cover
Corporate Information
Market and Dividend Information
Industry Ratings

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Quarter ended March 31
	2005	2004	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$39.2	$10.8	N/M
Commercial Lines	20.5	26.5	(22.6)
Other	2.1	1.3	61.5

Total Property and Casualty	61.8	38.6	60.1

Life Companies	(7.4)	9.8	N/M
Interest expense on corporate debt	(10.0)	(10.0)	—

Total segment income	44.4	38.4	15.6

Federal income tax expense on segment income	(10.2)	(5.2)	96.2

Total segment income after taxes	$34.2	$33.2	3.0

RECONCILIATION FROM SEGMENT
INCOME TO NET INCOME
Total segment income after taxes	$34.2	$33.2	3.0

Federal income tax settlement	—	30.1	N/M
Net realized investment gains, net of taxes and amortization	12.8	10.2	25.5
Losses on derivative instruments, net of taxes	(0.1)	—	N/M
Losses from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	(2.1)	N/M
Restructuring costs, net of taxes	(0.4)	(2.1)	(81.0)

Income before effect of accounting change	46.5	69.3	(32.9)
Cumulative effect of change in accounting principle, net of taxes	—	(57.2)	N/M

Net income	$46.5	$12.1	N/M

PER SHARE DATA (DILUTED)
Total segment income	$0.83	$0.72	15.3
Federal income taxes on segment income	(0.19)	(0.10)	90.0

Total segment income after taxes	0.64	0.62	3.2
Federal income tax settlement	—	0.56	N/M
Net realized investment gains, net of taxes and amortization	0.23	0.19	21.1
Losses from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	(0.04)	N/M
Restructuring costs, net of taxes	(0.01)	(0.04)	(75.0)

Income before effect of accounting change	0.86	1.29	(33.3)
Cumulative effect of change in accounting principle, net of taxes	—	(1.06)	N/M

Net income	$0.86	$0.23	N/M

ALLMERICA FINANCIAL CORPORATION

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	March 31 2005		December 31 2004		% Change
BALANCE SHEET
Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,680.4		$1,680.2		—
Allmerica Financial Life Insurance and Annuity Company (consolidated)	1,101.1		1,112.1		(1.0)
AFC Holding Company and other	(456.3)		(452.8)		0.8

Total shareholders’ equity	$2,325.2		$2,339.5		(0.6)

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,135.7		$1,098.8		3.4
Allmerica Financial Life Insurance and Annuity Company (consolidated)	$588.7		$581.9		1.2
First Allmerica Financial Life Insurance Company	$209.9		$207.7		1.1

The Hanover Insurance Company (consolidated) premium to surplus ratio	2.0:1		2.0:1		N/M
Allmerica Financial Life Insurance and Annuity Company (consolidated) estimated risk based capital ratio	506%		472%		34.0

Book value per share
The Hanover Insurance Company (consolidated)	$31.46		$31.53		(0.2)
Allmerica Financial Life Insurance and Annuity Company (consolidated)	20.61		20.87		(1.2)
AFC Holding Company and other	(8.54)		(8.49)		0.6

Total book value per share	$43.53		$43.91		(0.9)

Book value per share, excluding accumulated other comprehensive income	$44.67		$43.85		1.9

Shares outstanding (1)	53.4		53.2

Stock price	$35.95		$32.83		9.5
Price/book value per share	0.8	x	0.7	x	0.1	x
Debt/equity	21.9%		21.7%		0.2	pts
Debt/total capital	18.0%		17.9%		0.1	pts

(1)	Shares outstanding do not include common stock equivalents.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED INCOME STATEMENTS

(In millions, except per share data)	Quarter ended March 31
	2005	2004	% Change
REVENUES
Premiums	$569.3	$576.5	(1.2)
Fees and other income	87.1	102.4	(14.9)
Net investment income	101.1	104.7	(3.4)
Net realized investment gains	20.2	15.7	28.7

Total revenues	777.7	799.3	(2.7)

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	449.0	459.5	(2.3)
Policy acquisition expenses	151.6	150.9	0.5
Losses from retirement of funding agreements and trust instruments supported by funding obligations	—	3.2	N/M
Losses on derivative instruments	0.4	1.0	(60.0)
Restructuring costs	0.7	3.3	(78.8)
Other operating expenses	115.0	135.5	(15.1)

Total benefits, losses and expenses	716.7	753.4	(4.9)

Income before federal income taxes	61.0	45.9	32.9
Federal income tax expense (benefit)	14.5	(23.4)	N/M

Income before cumulative effect of change in accounting principle	46.5	69.3	(32.9)

Cumulative effect of change in accounting principle	—	57.2	N/M

Net income	$46.5	$12.1	N/M

PER SHARE DATA (DILUTED)
Income before cumulative effect of change in accounting principle	$0.86	$1.29	(33.3)
Cumulative effect of change in accounting principle	—	(1.06)	N/M

Net income (1)	$0.86	$0.23	N/M

Weighted average shares outstanding	53.8	53.7

(1)	Basic net income per share was $0.87 and $0.23 for the quarters ended March 31, 2005 and 2004, respectively.

ALLMERICA FINANCIAL CORPORATION

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	March 31 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $7,103.2 and $7,553.4)	$7,227.6	$7,822.2	(7.6)
Equity securities, at fair value (cost of $13.7)	16.8	17.0	(1.2)
Mortgage loans	113.5	114.8	(1.1)
Policy loans	254.0	256.4	(0.9)
Other long-term investments	52.0	55.3	(6.0)

Total investments	7,663.9	8,265.7	(7.3)

Cash and cash equivalents	336.9	486.5	(30.8)
Accrued investment income	115.2	118.2	(2.5)
Premiums, accounts and notes receivable, net	503.8	485.4	3.8
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,972.2	2,026.4	(2.7)
Deferred policy acquistion costs	875.6	905.5	(3.3)
Deferred federal income taxes	435.9	415.1	5.0
Goodwill	128.2	128.2	—
Other assets	410.1	433.2	(5.3)
Separate account assets	9,726.0	10,455.0	(7.0)

Total assets	$22,167.8	$23,719.2	(6.5)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,403.4	$3,462.3	(1.7)
Outstanding claims, losses and loss adjustment expenses	3,162.3	3,179.0	(0.5)
Unearned premiums	1,031.5	1,029.8	0.2
Contractholder deposit funds and other policy liabilities	346.5	379.5	(8.7)

Total policy liabilities and accruals	7,943.7	8,050.6	(1.3)

Expenses and taxes payable	982.4	1,152.8	(14.8)
Reinsurance premiums payable	74.7	86.5	(13.6)
Trust instruments supported by funding obligations	607.0	1,126.0	(46.1)
Long-term debt	508.8	508.8	—
Separate account liabilities	9,726.0	10,455.0	(7.0)

Total liabilities	19,842.6	21,379.7	(7.2)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.4 million shares	0.6	0.6	—
Additional paid-in capital	1,782.9	1,782.1	—
Accumulated other comprehensive (loss) income	(60.7)	3.0	N/M
Retained earnings	984.9	943.4	4.4
Treasury stock at cost (7.0 and 7.2 million shares)	(382.5)	(389.6)	(1.8)

Total shareholders’ equity	2,325.2	2,339.5	(0.6)

Total liabilities and shareholders’ equity	$22,167.8	$23,719.2	(6.5)

PROPERTY & CASUALTY

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2005	2004	% Change
REVENUES
Net premiums written	$548.4	$561.3	(2.3)
Change in unearned premiums, net of prepaid reinsurance premiums	1.8	(5.0)	N/M

Net premiums earned	550.2	556.3	(1.1)
Net investment income	50.8	47.7	6.5
Other income	12.9	13.3	(3.0)

Total segment revenue	613.9	617.3	(0.6)

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	371.5	394.0	(5.7)
Policy acquisition expenses	114.1	117.1	(2.6)
Other operating expenses	66.5	67.6	(1.6)

Total losses and operating expenses	552.1	578.7	(4.6)

Segment income before federal income taxes	$61.8	$38.6	60.1

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	March 31 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,672.0 and $3,677.5)	$3,722.3	$3,792.0	(1.8)
Equity securities, at fair value (cost of $1.0)	2.2	2.1	4.8
Mortgage loans	50.7	51.3	(1.2)
Other long-term investments	0.6	0.6	—

Total investments	3,775.8	3,846.0	(1.8)

Cash and cash equivalents	112.2	190.4	(41.1)
Accrued investment income	51.1	50.1	2.0
Premiums, accounts, and notes receivable, net	501.3	481.2	4.2
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	999.4	1,039.8	(3.9)
Deferred policy acquistion costs	206.6	211.4	(2.3)
Deferred federal income tax asset	231.4	206.8	11.9
Goodwill	121.4	121.4	—
Other assets	182.9	174.2	5.0

Total assets	$6,182.1	$6,321.3	(2.2)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,052.8	$3,068.6	(0.5)
Unearned premiums	1,028.3	1,026.5	0.2
Contractholder deposit funds and other policy liabilities	5.0	4.8	4.2

Total policy liabilities and accruals	4,086.1	4,099.9	(0.3)

Expenses and taxes payable	351.6	467.0	(24.7)
Reinsurance premiums payable	64.0	74.2	(13.7)

Total liabilities	4,501.7	4,641.1	(3.0)

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income	6.3	48.0	(86.9)
Retained earnings	1,499.9	1,458.0	2.9

Total shareholder’s equity	1,680.4	1,680.2	—

Total liabilities and shareholder’s equity	$6,182.1	$6,321.3	(2.2)

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

(In millions)

	Quarter ended March 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$246.5	$81.0	$8.3	$335.8	$40.1	$50.2	$89.0	$33.3	$212.6	$—	$548.4

Net premiums earned	$247.3	$103.3	$9.9	$360.5	$32.2	$46.5	$82.9	$28.1	$189.7	$—	$550.2
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	167.7	48.7	3.8	220.2	24.0	24.4	39.7	11.8	99.9	—	320.1
Prior year reserve development (favorable) unfavorable	(3.5)	(5.8)	(0.2)	(9.5)	3.8	0.1	(4.7)	(4.1)	(4.9)	0.7	(13.7)
Pre-tax catastrophe losses	—	6.5	0.3	6.8	—	—	4.5	1.0	5.5	—	12.3
Loss adjustment expenses excluding prior year reserve development	25.7	5.4	0.5	31.6	5.2	3.8	9.9	2.2	21.1	0.1	52.8
Policy acquisition expenses and other underwriting expenses				99.6					73.3	(0.3)	172.6

GAAP underwriting profit (loss)				11.8					(5.2)	(0.5)	6.1
Net investment income				24.9					24.6	1.3	50.8
Other income				3.9					3.3	5.7	12.9
Other operating expenses				(1.4)					(2.2)	(4.4)	(8.0)

Segment income before federal income taxes				$39.2					$20.5	$2.1	$61.8

	Quarter ended March 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Net premiums written	$276.7	$80.5	$8.8	$366.0	$36.6	$48.8	$85.6	$24.3	$195.3	$—	$561.3

Net premiums earned	$270.4	$99.1	$10.7	$380.2	$30.7	$43.4	$78.6	$23.4	$176.1	$—	$556.3
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	186.5	48.7	8.2	243.4	21.5	26.3	39.3	6.6	93.7	—	337.1
Prior year reserve development (favorable) unfavorable	(0.5)	(2.3)	(0.7)	(3.5)	(1.9)	(7.1)	(8.6)	1.1	(16.5)	0.9	(19.1)
Pre-tax catastrophe losses	—	14.1	0.5	14.6	—	—	6.5	—	6.5	—	21.1
Loss adjustment expenses excluding prior year reserve development	26.9	6.8	0.9	34.6	4.6	3.3	11.2	1.0	20.1	0.2	54.9
Policy acquisition expenses and other underwriting expenses				106.8					71.0	(0.3)	177.5

GAAP underwriting (loss) profit				(15.7)					1.3	(0.8)	(15.2)
Net investment income				23.5					23.7	0.5	47.7
Other income				4.0					3.3	6.0	13.3
Other operating expenses				(1.0)					(1.8)	(4.4)	(7.2)

Segment income before federal income taxes				$10.8					$26.5	$1.3	$38.6

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended March 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	66.3%	42.2%	37.4%	58.6%	89.8%	52.5%	44.6%	27.4%	51.7%	N/M	56.3%
Catastrophe losses	—	6.3%	3.0%	1.9%	—	—	5.4%	3.6%	2.9%	N/M	2.2%
Loss adjustment expenses	10.5%	4.5%	4.0%	8.6%	11.8%	8.4%	9.5%	7.8%	9.4%	N/M	8.9%
Policy acquisition and other underwriting expenses				27.6%					38.6%	N/M	31.4%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				96.7%					102.8%	N/M	98.9%

Policies in force	(12.5)%	(9.3)%	(7.5)%	(10.7)%	(0.1)%	0.6%	(1.0)%	1.7%	0.3%	—	(9.5)%
Retention (1)	78.4%	80.7%	N/M	79.7%	87.8%	79.5%	81.1%	N/M	82.4%

	Quarter ended March 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	69.5%	47.9%	70.1%	63.9%	69.1%	47.9%	41.7%	31.2%	46.6%	N/M	58.6%
Catastrophe losses	—	14.2%	4.7%	3.8%	—	—	8.3%	—	3.7%	N/M	3.8%
Loss adjustment expenses	9.2%	5.8%	8.4%	8.3%	9.1%	3.9%	11.6%	6.0%	8.5%	N/M	8.4%
Policy acquisition and other underwriting expenses				28.1%					40.3%	N/M	31.9%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				104.1%					99.2%	N/M	102.7%

Policies in force	(5.8)%	(2.4)%	(5.6)%	(4.6)%	(0.9)%	(5.5)%	(1.9)%	(18.8)%	(9.0)%	—	(4.8)%
Retention (1)	79.9%	82.3%	N/M	81.2%	74.8%	84.4%	79.9%	N/M	80.1%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended March 31
(In millions)	2005	2004	% Change
REVENUES
Premiums	$19.1	$20.2	(5.4)
Fees:
Fees from surrenders	9.2	13.8	(33.3)
Other proprietary product fees	55.0	62.3	(11.7)
Net investment income	50.3	56.9	(11.6)
Other income	12.1	14.8	(18.2)

Total segment revenue	145.7	168.0	(13.3)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	76.7	65.4	17.3
Policy acquisition expenses	35.5	32.3	9.9
Other operating expenses	40.9	60.5	(32.4)

Total policy benefits, claims and operating expenses	153.1	158.2	(3.2)

Segment (loss) income before federal income taxes	$(7.4)	$9.8	N/M

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	March 31 2005	December 31 2004	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,312.5 and $3,826.6)	$3,383.5	$3,976.1	(14.9)
Equity securities, at fair value (cost of $3.5 and $3.4)	5.3	5.6	(5.4)
Mortgage loans	63.3	64.1	(1.2)
Policy loans	254.0	256.4	(0.9)
Other long-term investments	51.5	54.7	(5.9)

Total investments	3,757.6	4,356.9	(13.8)

Cash and cash equivalents	216.3	280.9	(23.0)
Accrued investment income	62.9	67.4	(6.7)
Premiums, accounts, and notes receivable, net	2.5	4.2	(40.5)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	972.8	986.6	(1.4)
Deferred policy acquistion costs	669.0	694.1	(3.6)
Deferred federal income tax asset	203.7	207.9	(2.0)
Other assets	214.2	248.5	(13.8)
Separate account assets	9,726.0	10,455.0	(7.0)

Total assets	$15,825.0	$17,301.5	(8.5)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$3,403.4	$3,462.3	(1.7)
Outstanding claims, losses and loss adjustment expenses	109.5	110.4	(0.8)
Unearned premiums	3.2	3.3	(3.0)
Contractholder deposit funds and other policy liabilities	341.5	374.7	(8.9)

Total policy liabilities and accruals	3,857.6	3,950.7	(2.4)

Expenses and taxes payable	522.6	645.4	(19.0)
Reinsurance premiums payable	10.7	12.3	(13.0)
Trust instruments supported by funding obligations	607.0	1,126.0	(46.1)
Separate account liabilities	9,726.0	10,455.0	(7.0)

Total liabilities	14,723.9	16,189.4	(9.1)

SHAREHOLDER’S EQUITY
Common stock, par value $1,000 per share; authorized 10,000 shares; issued 2,526 shares	2.5	2.5	—
Additional paid-in capital	1,000.0	1,000.0	—
Accumulated other comprehensive loss	(41.8)	(21.1)	98.1
Retained earnings	140.4	130.7	7.4

Total shareholder’s equity	1,101.1	1,112.1	(1.0)

Total liabilities and shareholder’s equity	$15,825.0	$17,301.5	(8.5)

(1)	The Life Companies include Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company, and their subsidiaries. First Allmerica Financial Life Insurance Company includes assets related to our discontinued operations (Group Life & Health).

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME BY PRODUCT LINE

(In millions)	Quarter ended March 31, 2005				Quarter ended March 31, 2004
	Variable Annuities	Variable Universal Life	Other (1)	Total	Variable Annuities	Variable Universal Life	Other (1)	Total
REVENUES
Premiums	$—	$—	$19.1	$19.1	$—	$—	$20.2	$20.2
Fees:
Fees from surrenders	6.9	2.3	—	9.2	11.0	2.8	—	13.8
Other proprietary product fees	34.6	19.8	0.6	55.0	40.3	21.6	0.4	62.3
Net investment income	16.8	4.5	29.0	50.3	17.0	4.7	35.2	56.9
Other income	6.2	1.5	4.4	12.1	7.8	1.7	5.3	14.8

Total segment revenue	64.5	28.1	53.1	145.7	76.1	30.8	61.1	168.0

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	32.3	10.9	33.5	76.7	26.1	8.4	30.9	65.4
Policy acquisition expenses	28.4	6.8	0.3	35.5	23.6	8.2	0.5	32.3
Variable operating expenses	6.8	1.1	10.2	18.1	7.9	1.8	14.5	24.2
(Gain) loss on hedge derivatives	(5.8)	—	—	(5.8)	5.4	—	—	5.4

	61.7	18.8	44.0	124.5	63.0	18.4	45.9	127.3

Segment income before other operating expenses	$2.8	$9.3	$9.1	21.2	$13.1	$12.4	$15.2	40.7

Other operating expenses				28.6				30.9

Segment (loss) income before federal income taxes				$(7.4)				$9.8

(1)	Other includes results from guaranteed investment contracts, closed block, universal life, traditional life, yearly renewable term life, individual health, other insurance and group retirement products, our broker/dealer, VeraVest Investments, Inc. and other non-insurance subsidiaries.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SEGMENT INCOME EXCLUDING CERTAIN NON-CASH ITEMS

	Quarter ended
(In millions)	March 31 2005	December 31 2004	March 31 2004
Segment (loss) income before federal income taxes	$(7.4)	$16.5	$9.8
Deferred acquisition cost, operating amortization and amortization of sales inducements, net	39.2	14.6	38.0
Property, plant and equipment, net	1.3	0.8	0.9
Statement of Position 98-1 amortization, net	0.9	0.7	1.2
Change in guaranteed minimum death and income benefit reserves	1.6	(19.0)	(9.6)

Total segment income excluding certain non-cash items	$35.6	$13.6	$40.3

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

SELECTED FINANCIAL INFORMATION - VARIABLE ANNUITIES

(In millions)

	Quarter ended March 31
	2005	2004	% Change
SEPARATE ACCOUNT INDIVIDUAL ANNUITIES
Balance at beginning of period	$9,315.1	$10,545.8	(11.7)
Direct premiums and deposits	7.2	18.3	(60.7)
Redemptions	(463.1)	(557.3)	(16.9)
Market (depreciation) appreciation	(188.2)	201.1	N/M
Transfers and other (1)	(40.5)	(95.2)	(57.5)

Balance at end of period	$8,630.5	$10,112.7	(14.7)

	Quarter ended
	March 31 2005	December 31 2004	March 31 2004
VARIABLE INDIVIDUAL ANNUITIES (2)
Redemptions	$526.5	$478.3	$634.1
Redemption rates (3)	21%	19%	22%

	March 31 2005	December 31 2004	% Change
VARIABLE INDIVIDUAL ANNUITIES
Account values	$9,746.8	$10,460.5	(6.8)

Net amount at risk	$2,076.2	$1,937.9	7.1

Deferred acquisition cost asset and capitalized sales inducements	$533.5	$557.0	(4.2)

Value of surrender charges (inforce block)	$321.8	$360.8	(10.8)

(1)	Reserves for individual annuities at March 31, 2004 include a reclassification of $107.1 million to general account liabilities as a result of the implementation of SOP 03-1 on January 1, 2004.
(2)	Includes both full and partial policy surrenders, withdrawals and death benefits (to the extent equal to account value).
(3)	Redemption rates are annualized based on the average account value in the quarter.

ALLMERICA FINANCIAL CORPORATION

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

(In millions)	March 31 2005	December 31 2004	% Change
GENERAL ACCOUNT RESERVES
Insurance
Traditional life	$794.6	$821.2	(3.2)
Universal life (1)	572.5	579.8	(1.3)
Variable universal life (2)	249.0	242.9	2.5
Individual health (3)	258.1	257.9	0.1

Total insurance	1,874.2	1,901.8	(1.5)

Annuities
Individual annuities	1,337.0	1,378.0	(3.0)
Group annuities	414.8	428.7	(3.2)

Total annuities	1,751.8	1,806.7	(3.0)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	29.6	30.0	(1.3)

Total general account reserves	$3,655.6	$3,738.5	(2.2)

Trust instruments supported by funding obligations	$607.0	$1,126.0	(46.1)

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$972.0	$1,025.3	(5.2)
Variable individual annuities	8,630.5	9,315.1	(7.3)

Total individual	9,602.5	10,340.4	(7.1)
Group variable universal life	25.2	28.3	(11.0)
Group annuities	98.3	86.3	13.9

Total group	123.5	114.6	7.8

Total separate account liabilities	$9,726.0	$10,455.0	(7.0)

(1)	Universal life reserves include reinsured balances of $572.2 and $579.4 million at March 31, 2005 and December 31, 2004, respectively.
(2)	Variable universal life reserves include group variable universal life reserves of $11.3 and $11.1 million at March 31, 2005 and December 31, 2004, respectively.
(3)	Individual health reserves include reinsured balances of $257.7 and $257.3 million at March 31, 2005 and December 31, 2004, respectively.

INVESTMENTS

ALLMERICA FINANCIAL CORPORATION

NET INVESTMENT INCOME

(In millions, except yields)

	Quarter ended March 31, 2005
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$51.4	5.57%	$50.2	5.76%	$101.6	5.66%
Equity securities	0.2	N/M	—	—	0.2	N/M
Mortgages	1.0	8.10%	1.3	8.36%	2.3	8.24%
All other	(0.7)	—	0.4	—	(0.3)	—
Investment expenses	(1.1)	—	(1.6)	—	(2.7)	—

Total	$50.8	5.36%	$50.3	5.04%	$101.1	5.20%

	Quarter ended March 31, 2004
	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$49.0	5.74%	$56.0	5.96%	$105.0	5.86%
Equity securities	1.0	N/M	—	—	1.0	N/M
Mortgages	1.1	8.22%	2.3	7.58%	3.4	7.77%
All other	(2.3)	—	0.3	—	(2.0)	—
Investment expenses	(1.0)	—	(1.7)	—	(2.7)	—

Total	$47.8	5.42%	$56.9	5.33%	$104.7	5.37%

(1)	Includes purchase accounting adjustments of $0.8 million for the quarters ended March 31, 2005 and 2004. Also includes corporate eliminations of $0.2 million and $0.1 million for the quarters ended March 31, 2005 and 2004, respectively.

ALLMERICA FINANCIAL CORPORATION

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended March 31
	2005			2004
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
(In millions)	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
Net gains on securities transactions	$0.2	$22.0	$22.2	$9.1	$9.0	$18.1
Other than temporary impairments	(1.7)	(1.2)	(2.9)	(0.7)	(1.7)	(2.4)
Other	0.1	0.8	0.9	—	—	—

Net realized investment (losses) gains	$(1.4)	$21.6	$20.2	$8.4	$7.3	$15.7

ALLMERICA FINANCIAL CORPORATION

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)

	March 31, 2005
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$15.6	$15.4	$31.0	$1,159.3	$999.6	$2,158.9
7 - 12 months	3.0	4.2	7.2	107.6	145.9	253.5
Greater than 12 months	11.1	9.4	20.5	219.3	182.7	402.0

Total investment grade fixed maturities	29.7	29.0	58.7	1,486.2	1,328.2	2,814.4

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	3.7	0.6	4.3	105.9	21.5	127.4
7 - 12 months	0.7	0.1	0.8	11.4	2.0	13.4
Greater than 12 months	0.3	0.2	0.5	1.9	1.2	3.1

Total below investment grade fixed maturities	4.7	0.9	5.6	119.2	24.7	143.9

Equity securities	0.2	—	0.2	0.2	1.2	1.4

Total fixed maturities and equity securities	$34.6	$29.9	$64.5	$1,605.6	$1,354.1	$2,959.7

	December 31, 2004
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	$1.9	$2.3	$4.2	$285.4	$367.3	$652.7
7 - 12 months	3.0	3.1	6.1	156.5	175.5	332.0
Greater than 12 months	8.1	7.4	15.5	229.4	196.0	425.4

Total investment grade fixed maturities	13.0	12.8	25.8	671.3	738.8	1,410.1

BELOW INVESTMENT GRADE FIXED MATURITIES:
0 - 6 months	0.3	0.1	0.4	31.6	5.3	36.9
7 - 12 months	1.4	0.5	1.9	16.9	3.4	20.3
Greater than 12 months	—	—	—	—	1.0	1.0

Total below investment grade fixed maturities	1.7	0.6	2.3	48.5	9.7	58.2

Equity securities	0.1	—	0.1	0.7	—	0.7

Total fixed maturities and equity securities	$14.8	$13.4	$28.2	$720.5	$748.5	$1,469.0

ALLMERICA FINANCIAL CORPORATION

CREDIT QUALITY OF FIXED MATURITIES

(In millions)

		March 31, 2005
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,640.5	$2,132.0	$4,772.5	$2,676.8	$2,151.4	$4,828.2
2	Baa	912.1	1,011.0	1,923.1	922.4	1,042.6	1,965.0
3	Ba	94.2	106.8	201.0	95.2	111.0	206.2
4	B	99.8	42.3	142.1	99.0	46.6	145.6
5	Caa and lower	40.7	14.0	54.7	46.3	19.5	65.8
6	In or near default	3.4	6.4	9.8	4.4	12.4	16.8

Total fixed maturities		$3,790.7	$3,312.5	$7,103.2	$3,844.1	$3,383.5	$7,227.6

		December 31, 2004
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,601.9	$2,374.4	$4,976.3	$2,676.9	$2,436.9	$5,113.8
2	Baa	908.8	1,258.7	2,167.5	937.3	1,320.3	2,257.6
3	Ba	89.5	130.6	220.1	94.8	138.9	233.7
4	B	92.2	40.6	132.8	96.7	45.9	142.6
5	Caa and lower	31.1	13.7	44.8	36.7	19.6	56.3
6	In or near default	3.3	8.6	11.9	3.7	14.5	18.2

Total fixed maturities		$3,726.8	$3,826.6	$7,553.4	$3,846.1	$3,976.1	$7,822.2

PROPERTY & CASUALTY

STATUTORY RATIOS

ALLMERICA FINANCIAL CORPORATION

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

(In millions)

	Quarter ended March 31, 2005
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	66.3%	42.2%	37.4%	58.6%	90.3%	52.5%	44.6%	27.4%	51.7%	N/M	56.6%
Catastrophe losses	—	6.3%	3.0%	1.9%	—	—	5.4%	3.6%	2.9%	N/M	2.2%
Loss adjustment expenses	10.6%	4.6%	3.0%	8.7%	11.9%	8.2%	9.5%	8.2%	9.4%	N/M	8.9%
Policy acquisition and other underwriting expenses				27.7%					35.5%	N/M	30.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				96.9%					99.6%	N/M	98.4%

	Quarter ended March 31, 2004
	Personal Lines				Commercial Lines					Other Property and Casualty	Total Property and Casualty
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines
Losses, excluding catastrophe losses	69.5%	47.9%	70.1%	63.9%	67.9%	47.9%	41.7%	31.2%	46.5%	N/M	58.5%
Catastrophe losses	—	14.2%	4.7%	3.8%	—	—	8.3%	—	3.7%	N/M	3.8%
Loss adjustment expenses	9.3%	5.8%	8.4%	8.3%	9.0%	3.9%	11.5%	5.6%	8.4%	N/M	8.4%
Policy acquisition and other underwriting expenses				27.7%					36.4%	N/M	30.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				103.7%					95.1%	N/M	101.4%

Historical Highlights

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q1 05	2004	Q4 04	Q3 04	Q2 04	Q1 04
SEGMENT INCOME (1)

Property and Casualty
Personal Lines	$39.2	$134.6	$45.9	$42.1	$35.8	$10.8
Commercial Lines	20.5	58.0	26.0	(7.1)	12.6	26.5
Other Property and Casualty	2.1	5.4	1.7	1.7	0.7	1.3

Total Property and Casualty	61.8	198.0	73.6	36.7	49.1	38.6
Life Companies	(7.4)	11.3	16.5	(8.7)	(6.3)	9.8
Interest expense on corporate debt	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$44.4	$169.4	$80.1	$18.0	$32.9	$38.4

Federal income tax (expense) benefit on segment income	(10.2)	(28.6)	(21.2)	1.6	(3.8)	(5.2)

Total segment income after federal income taxes	34.2	140.8	58.9	19.6	29.1	33.2
Federal income tax settlement	—	30.4	0.1	—	0.2	30.1
Net realized investment gains (losses), net of amortization and taxes	12.8	16.1	5.2	(3.7)	4.4	10.2
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	—	(0.1)	0.1	1.9	—	(2.1)
(Losses) gains on derivative instruments, net of taxes	(0.1)	0.8	0.5	0.1	0.2	—
Restructuring costs, net of taxes	(0.4)	(5.5)	(1.7)	(0.2)	(1.5)	(2.1)

Income before cumulative effect of accounting change	46.5	182.5	63.1	17.7	32.4	69.3
Cumulative effect of change in accounting principle, net of taxes	—	(57.2)	—	—	—	(57.2)

NET INCOME	$46.5	$125.3	$63.1	$17.7	$32.4	$12.1

PER SHARE DATA (DILUTED)

NET INCOME	$0.86	$2.34	$1.18	$0.33	$0.60	$0.23

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.8	53.7	53.7	53.6	53.7	53.7

BALANCE SHEET
Total investments	$7,663.9		$8,265.7	$8,253.1	$8,091.3	$8,239.5
Separate account assets	$9,726.0		$10,455.0	$10,086.0	$10,740.3	$11,304.9
Total assets	$22,167.8		$23,719.2	$23,448.9	$24,030.5	$24,763.9
Total shareholders’ equity	$2,325.2		$2,339.5	$2,294.2	$2,207.2	$2,289.3
Book value per share	$43.53		$43.91	$43.09	$41.48	$43.04
Book value per share, excluding accumulated other comprehensive income	$44.67		$43.85	$42.69	$42.36	$41.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

ALLMERICA FINANCIAL CORPORATION

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2003	Q4 03	Q3 03	Q2 03	Q1 03
SEGMENT INCOME (1)

Property and Casualty
Personal Lines	$34.3	$25.3	$11.5	$0.2	$(2.7)
Commercial Lines	98.7	6.0	18.1	35.2	39.4
Other Property and Casualty	(15.5)	2.5	2.6	(22.1)	1.5

Total Property and Casualty	117.5	33.8	32.2	13.3	38.2
Life Companies	8.7	5.7	(8.1)	13.5	(2.4)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$86.3	$29.5	$14.1	$16.9	$25.8

Federal income tax (expense) benefit on segment income	6.1	0.8	5.6	1.8	(2.1)

Total segment income after federal income taxes	92.4	30.3	19.7	18.7	23.7
Federal income tax settlement	—	—	—	—	—
Net realized investment gains (losses), net of amortization and taxes	10.4	4.0	(8.2)	6.6	8.0
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations, net of taxes	3.7	—	0.4	0.3	3.0
Income from sale of universal life business, net of taxes	3.6	—	—	—	3.6
Gains (losses) on derivative instruments, net of taxes	(4.5)	(5.4)	0.3	(0.4)	1.0
Restructuring costs, net of taxes	(18.7)	(14.9)	(0.8)	(0.8)	(2.2)

Income before cumulative effect of accounting change	86.9	14.0	11.4	24.4	37.1
Cumulative effect of change in accounting principle, net of taxes	—	—	—	—	—

NET INCOME	$86.9	$14.0	$11.4	$24.4	$37.1

PER SHARE DATA (DILUTED)

NET INCOME	$1.63	$0.26	$0.21	$0.46	$0.70

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.2	53.5	53.3	53.0	53.0

BALANCE SHEET
Total investments		$8,185.6	$8,279.5	$8,219.0	$8,172.2
Separate account assets		$11,835.4	$11,546.0	$11,719.0	$11,016.2
Total assets		$25,510.1	$25,187.4	$25,377.9	$24,607.5
Total shareholders’ equity		$2,220.2	$2,196.6	$2,225.6	$2,115.9
Book value per share		$41.89	$41.42	$41.96	$39.86
Book value per share, excluding accumulated other comprehensive income		$41.59	$41.30	$41.07	$40.59

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

Allmerica Financial

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the

Company for the periods indicated:

Quarter Ended	2005
	Price Range		Dividends Per Share
	High	Low
March 31	$36.50	$30.27	—
June 30
September 30
December 31

Quarter Ended	2004
	Price Range		Dividends Per Share
	High	Low
March 31	$38.25	$30.84	—
June 30	$36.10	$30.71	—
September 30	$34.61	$26.05	—
December 31	$33.00	$25.45	—

INDUSTRY RATINGS AS OF April 28, 2005

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	—
Life Insurance Companies:
Allmerica Financial Life Insurance and Annuity Company	B+	BB	Ba1
First Allmerica Financial Life Insurance Company	B+	BB	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
Allmerica Financial Corporation Senior Debt	bb+	BB	Ba1
Allmerica Financial Corporation Capital Securities	bb-	B	Ba2
Allmerica Financial Corporation Short Term Debt	AMB-3	—	NP
First Allmerica Financial Life Insurance Company Short Term Insurance Financial Strength Rating	—	—	NP

TRANSFER AGENT

EquiServe, LP

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of Allmerica Financial Corporation is traded on the New York Stock Exchange under the symbol “AFC”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Allmerica.com

Debra Casey, CPA

Director, Investor Relations

(508) 855-6658

dcasey@Allmerica.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Allmerica.com